Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents
Cash and cash equivalents

3.            Cash and cash equivalents

Cash and cash equivalents represent cash on hand, cash held at bank, and time deposits placed with banks or other financial institutions, which have original maturities of three months or less. Cash and cash equivalents balance as of December 31, 2022 and 2023 primarily consist of the following currencies:

	December 31, 2022		December 31, 2023
		USD		USD
(In thousands)	Amount	equivalent	Amount	equivalent
RMB	699,666	100,461	648,445	91,553
USD	73,449	73,449	76,636	76,636
SGD	2,370	1,760	3,231	2,446
Hong Kong Dollar	1,223	157	1,275	163
Others	Not applicable	1,327	Not applicable	4
Total		177,154		170,802

As of December 31, 2022 and 2023, included in the cash and cash equivalents are time deposits with original maturities of three months or less of USD54,350,000 and USD72,176,000, respectively.